UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): October 28, 2016

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33522	20-2110031
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Three Riverway, Suite 300
Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 28, 2016, Synthesis Energy Systems, Inc. (the “Company”) entered into an amendment to its consulting agreement with Market Development Consulting Group, an investor relations consulting firm (“MDC Group”). Pursuant to the amendment, the agreement shall have a term ending on November 1, 2017, with automatic renewal for additional one year terms unless either party provides advance notice of termination. In addition, MDC Group shall now receive a monthly fee of $30,000 per month and warrants to purchase 400,000 shares of common stock on each annual anniversary of the date of the agreement. MDC Group also received a warrant to purchase 400,000 shares of common stock upon signing the amendment. MDC Group is also entitled to an annual performance bonus of $60,000 to be paid in shares of the Company’s common stock issued based on a trailing twenty day average closing price. Such a bonus was also paid to MDC Group on the date of the amendment.

The foregoing description of the amendment to the consulting agreement is qualified in its entirety by reference to the full text of the amendment to the consulting agreement which is filed herewith as Exhibit 10.2.

Item 8.01	Other Events.

The Company owns an approximately 11% interest in Batchfire Resources Pty Ltd, a privately owned Australian company (“Batchfire”). On October 31, 2016, Batchfire completed its acquisition of the Callide Thermal Coal Mine (“Callide”) from Anglo American Metallurigcal Coal Assets Pty Ltd and Anglo American Metallurigcal Coal Holdings Pty Ltd. Batchfire’s acquisition included all plants, equipment, infrastructure, coal contracts and the mine workforce.

On October 31, 2016, the Company issued a press release announcing the Callide acquisition, a copy of which is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibits

10.1       Management Consulting Agreement between the Company and Market Development Consulting Group, Inc. dated November 1, 2013 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 5, 2013).

10.2*       Amendment to Consulting Agreement between the Company and Market Development Consulting Group, Inc. dated October 28, 2016.

10.3*       Warrant issued to Market Development Consulting Group, Inc. effective October 28, 2016.

99.1*       Press release dated October 31, 2016 regarding Callide acquisition.

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: October 31, 2016	/s/ DeLome Fair
DeLome Fair
President and Chief Executive Officer

Exhibit Index

10.1	Management Consulting Agreement between the Company and Market Development Consulting Group, Inc. dated November 1, 2013 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 5, 2013).

10.2*	Amendment to Consulting Agreement between the Company and Market Development Consulting Group, Inc. dated October 28, 2016.

10.3*	Warrant issued to Market Development Consulting Group, Inc. effective October 28, 2016.

99.1*	Press release dated October 31, 2016 regarding Callide acquisition.

* Filed herewith.